                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

 . . . . . . . . . . . . . . WESBANCO, INC. . . . . . . . . . . . . . .
              (Name of Registrant as Specified in Its Charter)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]   No fee required
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     2)   Aggregate number of securities to which transaction applies:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     4)   Proposed maximum aggregate value of transaction:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     5)   Total fee paid:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration
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     1)   Amount Previously Paid:
          . . . . . . . . . . . . . . . . . . . . . . . . . . .
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     4)   Date Filed:
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

                                                          [Wesbanco Logo]

                                WESBANCO, INC.
                        Wheeling, West Virginia  26003

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                To Be Held
                              April 15, 1998

TO THE STOCKHOLDERS OF WESBANCO, INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of Wesbanco, Inc. will be held at the McLure House
Hotel, 1200 Market Street, Wheeling, West Virginia, 26003, on
Wednesday, April 15, 1998, at 4:00 p.m.

     The purposes of the meeting are as follows:

          (1) To elect nine (9) persons to the Board of Directors, eight (8) to serve for a term of three
     (3) years, and one (1) to serve for a term of one
     (1) year.

          (2)  To consider and act upon a proposed
     amendment to the Articles of Incorporation as set forth in the Proxy Statement, for the purpose of increasing the authorized common stock of the corporation which the Board of Directors may issue from 25,000,000 shares to 50,000,000 shares of $2.0833 par value common stock.

          (3)  To consider and act upon a Key Executive
     Incentive Bonus and Option Plan, as set forth in Appendix A of the Proxy Statement.

          (4)  To consider and act upon such other
     matters as properly may come before the meeting or any adjournment thereof.

     The holders of the common stock of the Corporation as of the close of business on March 13, 1998, are entitled to vote at the meeting.

     You are requested to sign and date the enclosed form of Proxy and return it in the enclosed envelope at your earliest convenience. As indicated in the accompanying Proxy Statement, proxies may be revoked at any time prior to the voting thereof.

     By order of the Board of Directors.

                              SHIRLEY A. BUCAN
                              Secretary

Wheeling, West Virginia
March 13, 1998.

                            PROXY STATEMENT
                                  OF
                             WESBANCO, INC.
                              Bank Plaza
                    Wheeling, West Virginia  26003

                    ANNUAL MEETING OF STOCKHOLDERS
                            APRIL 15, 1998

     This statement is furnished to the stockholders of Wesbanco, Inc. in connection with the solicitation of proxies to be used in voting at the annual meeting of the stockholders of the Corporation, which will be held at the McLure House Hotel, 1200 Market Street, Wheeling, West Virginia, 26003, at 4:00 p.m. on Wednesday, April 15, 1998. This statement is being mailed to the stockholders on or about March 13, 1998.

     Wesbanco, Inc. is the parent company and the holder of all of the outstanding shares of the capital stock of Wesbanco Bank Wheeling, Wheeling, West Virginia, Wesbanco Bank Charleston, Charleston, West Virginia, Wesbanco Bank Parkersburg, Parkersburg, West Virginia, Wesbanco Bank Barnesville, Barnesville, Ohio, Wesbanco Bank Fairmont, Inc., Fairmont, West Virginia, Wesbanco Mortgage Company, Bridgeport, West Virginia, Wesbanco Properties, Inc., Wheeling, West Virginia, and Vandalia National Corporation, Morgantown, West Virginia.

     James C. Gardill is the Chairman of the Board of Wesbanco, Inc. and Robert H. Martin serves as Vice Chairman of the Board; Executive Officers of Wesbanco, Inc. include Edward M. George, President and Chief Executive Officer; Paul M. Limbert, Executive Vice President and Chief Financial Officer; Dennis P. Yaeger, Executive Vice President and Chief Operating Officer; Peter W. Jaworski, Senior Vice President-Credit Administration; John W. Moore, Jr., Senior Vice President-Human Resources; Jerome B. Schmitt, Senior Vice President-Investments; Edward G. Sloane, Vice President-Management Information Systems; and Wyatt K. Hoffman, Vice President-Credit Quality.

                            Proxies
                            -------
     The proxies are solicited by the Board of Directors of the Corporation, and the cost thereof is being borne by the Corporation. Proxies may be revoked, by the stockholders who execute them, at any time prior to the exercise thereof, by written notice to the Corporation, or by announcement at the stockholders meeting. Unless so revoked, the shares represented by all proxies will be voted, by the persons named in the proxies, at the stockholders meeting and all adjournments thereof, in accordance with the specifications set forth therein, or, absent such specifications, in accordance with the judgment of the holders of such proxies.

                      Pending Acquisitions
                      --------------------
     The Corporation is a party to an Agreement and Plan of Merger with Commercial Bancshares, Incorporated ("Commercial"), dated September 30, 1997, providing for the acquisition of Commercial through an exchange of the Corporation's Common Stock. Commercial is, in turn, a party to an Agreement and Plan of Merger dated August 15, 1997, with Gateway Bancshares, Inc. ("Gateway") providing for the acquisition of Gateway by Commercial through an exchange of stock. The separate meetings to consider these transactions have been scheduled for March 9, 1998, for Gateway, and March 19, 1998, for both the Corporation and Commercial. Shareholders of the Corporation have received a separate mailing of materials with respect to the Special Meeting at which such matters will be considered.

     Assuming the necessary shareholder and regulatory approvals of such transactions, the Corporation could issue additional shares of common stock of up to 4,938,690 shares.

               Stock Outstanding and Voting Rights
               -----------------------------------
     The authorized capital stock of the Corporation consists of 25,000,000 shares of common stock of the par value of $2.0833 per share, and 1,000,000 shares of preferred stock without par value. Of the 25,000,000 shares of authorized common stock, 15,982,960 shares presently are issued and outstanding. There are no shares of preferred stock issued and outstanding.

     The authorized shares of preferred stock of Wesbanco may be issued in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of Wesbanco Common Stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors of Wesbanco at the time of issuance, the holders of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the company, redemption rights, rights to convert their preferred stock into shares of Wesbanco Common Stock, and voting rights which would tend to dilute the voting control of the Corporation by the holders of Wesbanco
Common Stock.

     Stockholders of record as of the close of business on March 13, 1998, will be entitled to vote at the stockholders meeting. Each stockholder will be entitled to one vote for each share of common stock held, as shown by the records of the Corporation at that time. Cumulative voting, in the election of Directors, is permitted by State statute, and the exercise of that right is not subject to any condition precedent. Each stockholder is entitled to as many votes as shall equal the number of his shares of common stock multiplied by the number of Directors to be elected within each class, and he may cast all of such votes for a single Director or he may distribute them among the number to be voted for as he may see fit.

     To the best of management's knowledge, the Trust Department of Wesbanco Bank Wheeling, Bank Plaza, Wheeling, West Virginia, 26003, is the only holder or beneficial owner of more than 5% of the common stock of the Corporation. As of February 9, 1998, 1,352,374 shares of the common stock of the Corporation, representing 8.46% of the shares outstanding, were held in various capacities in the Trust Department. Of these shares, the Bank does not have voting control of 288,054 shares, representing 1.80% of the shares outstanding, has partial voting control of 36,280 shares, representing .22% of the shares outstanding, and sole voting control of 1,028,039 shares, representing 6.43% of the shares outstanding. In accordance with its general practice, shares of the common stock of the Corporation over which the Bank has sole voting control will be voted in accordance with the recommendations of management. Shares over which the Bank has partial voting control will be similarly voted if the Bank has the concurrence of the co-fiduciary or co-fiduciaries.

     The following table lists each stockholder known to Wesbanco to be the beneficial owner of more than 5% of Wesbanco's common stock as of February 9, 1998, as more fully described above:

                         Principal Holders
                         -----------------
              Name &
              Address of               Amount and Nature
Title         Beneficial                 of Beneficial        Percent
Class         Owner                       Ownership           of Class
-----         -----                       ---------           --------
Common        Wesbanco Bank
              Wheeling Trust Dept.
              Bank Plaza
              Wheeling, WV 26003          1,352,374*            8.46%

*Nature of beneficial ownership more fully described in text immediately preceding table.

                       Election of Directors
                       ---------------------
     The Board of Directors of the Corporation is divided into three classes, as nearly equal in number as the numerical membership of the Board will permit, the members of such classes to serve staggered terms of three years each. The Bylaws permit the Board to determine each year the number of Directors up to a maximum of thirty-five (35), and the Board of Directors has determined that the Board shall consist of thirty (30) members, and has fixed the number of Directors to be elected at the forthcoming meeting at nine (9), eight (8) to be elected for a three-year term, and one (1) to be elected for a term of one (1) year, expiring at the annual stockholders meeting in 1999. The Board having fixed the number of directors at ten (10) to serve in the class of directors whose term expires at the annual meeting of stockholders in 2001, two (2) vacancies exist in this class of directors (See Note (1) under heading "Nominees"); however, proxies may not be voted for a greater number of persons than are named.

     Accordingly, the following persons have been nominated for election to the Board:

                           Nominees(1)
                           -----------
A.   For the three-year term expiring at the Annual Stockholders
Meeting in 2001:

Name                    Age   Principal Occupation(2)      Director Since
----                    ---   -----------------------      --------------
James E. Altmeyer       59    President, Altmeyer Funeral   10/16/87
                              Homes, Inc.

Christopher V. Criss    42    President & Chief Executive   07/17/92
                              Officer, Atlas Towing Co.

Stephen F. Decker       46    President, Preston County     12/02/91
                              Offices, formerly Executive
                              Vice President, Wesbanco
                              Bank Fairmont, former
                              President & Chief Executive
                              Officer, Wesbanco Bank
                              Kingwood

James C. Gardill        51    Chairman of the Board,        11/13/80
                              Wesbanco, Inc.; Lawyer,
                              Partner, Phillips, Gardill,
                              Kaiser & Altmeyer

Roland L. Hobbs         65    Chairman, Wheeling Park       07/28/76
                              Commission

Eric Nelson             68    President, Nelson             04/16/87
                              Enterprises (investments)

Richard K. Riederer     54    President & CEO, Weirton      06/19/97
                              Steel Corporation; former
                              Executive Vice President &
                              CFO and Vice President,
                              Weirton Steel Corporation

J. Christopher Thomas   48    President & CEO,              01/02/98
                              Wesbanco Bank
                              Charleston, former
                              President & CEO, United
                              Home Lending Services,
                              Inc. and former President
                              & CEO, Eagle Bancorp, Inc.

(1) Two vacancies exist in this class, the Board having fixed the membership of the class at ten (10). It is contemplated that the vacancies will be filled by the Board by the election of William E. Mildren, Jr. and Larry G. Johnson of Parkersburg, WV, to the Board of Directors. This action will be taken in accordance with the Agreement and Plan of Merger between Wesbanco, Inc. and Commercial Bancshares, Incorporated. The bylaws of the Corporation would permit the Board to fill the vacancies during the ensuing year, but any such appointments would be effective only until the next annual meeting of shareholders.

(2)  Principal occupation during the past five years.

B.   For a one year term expiring at the Annual Stockholders
Meeting in 1999:

Name                    Age   Principal Occupation(1)      Director Since
----                    ---   -----------------------      --------------
John R. Scheessele      50    President & CEO,              8/21/97(2)
                              Wheeling-Pittsburgh Steel
                              Corp.; President, WHX
                              Corporation; former
                              President & CEO, Executive
                              Vice President, and CFO
                              WCI Steel, Inc.

(1)  Principal occupation during the past five years.

(2) Mr. Scheessele also serves as Director of Wheeling-Pittsburgh Steel Corp. and WHX Corporation.

     In the absence of instructions to the contrary, the enclosed form of proxy, if executed and returned to the Corporation, will be voted in the manner determined by the holder or holders thereof. Discretionary authority to cumulate votes in the election of Directors is solicited, and unless otherwise directed, the holder or holders of such proxies shall have the authority to cumulate votes represented thereby and to distribute the same among the nominees in such manner and numbers as such holder or holders, in his or their discretion, may determine. This authority will be exercised by the holder or holders of the proxies in the event that any person or persons, other than the nominees named above, should be nominated for election to the Board of Directors.

     All of the foregoing nominees presently are serving as members of the Board. In the event that, at any time prior to the stockholders meeting, any of the foregoing nominees should become unavailable for election to the Board of Directors, the shares of stock represented by the proxies will be voted for such other nominee or nominees as the holders of the proxies, in their judgment, may determine.

                       Continuing Directors
                       --------------------
     In addition to the foregoing nominees, the following persons presently are serving as members of the Board of Directors:

Directors Whose Term of Office Will Expire at the Annual Stockholders Meeting in 2000 (1)

Name                    Age   Principal Occupation(2)      Director Since
----                    ---   -----------------------      --------------
Frank K. Abruzzino      54    Lawyer; Steptoe & Johnson;     02/28/94
                              former President & CEO,
                              Wesbanco Bank Shinnston

Earl C. Atkins          69    President, City Neon, Inc., a  02/28/94(3)
                              commercial sign company;
                              President, Commercial Land
                              Development, Inc.

Ray A. Byrd             53    Lawyer; Partner, Schrader,     06/09/77
                              Byrd, Companion & Gurley

James D. Entress        59    Oral & Maxillo-Facial          12/20/90
                              Surgeon

Ernest S. Fragale       51    President, Wesbanco            08/20/96
                              Mortgage Company;
                              former owner and
                              President, Universal
                              Mortgage Company

Edward M. George        61    President & CEO,               12/02/91
                              Wesbanco, Inc.;
                              Chairman of the Board,
                              Wesbanco Bank Wheeling

Carter W. Strauss       51    President, Strauss Industries, 07/28/76
                              Inc.

Reed J. Tanner          44    Certified Public Accountant    12/30/96
                              Partner, Tanner & Tanner

William E. Witschey     66    President, Witschey's          01/10/85
                              Market, Inc. (retail food
                              management)

(1) One (1) vacancy exists in this class, the Board having fixed the membership of the class at ten (10). It is contemplated that the vacancy will be filled by the Board by the election of Robert K. Tebay, Parkersburg, WV, to the Board of
     Directors.  (See Note (1) under heading "Nominees").

(2)  Principal occupation during the past five (5) years.

(3)  Attended less than 75% of the meetings of the Board.

Directors Whose Term of Office Will Expire at the Annual Stockholders Meeting in 1999(1)

Name                    Age   Principal Occupation(2)      Director Since
----                    ---   -----------------------      --------------
R. Peterson Chalfant    57    Lawyer; partner, Chalfant      08/30/96
                              Henderson & Dondzila

John W. Kepner          65    Mortician; President,          01/28/76
                              Kepner Funeral Homes, Inc.

Frank R. Kerekes        51    President & CEO,               12/21/95
                              Wesbanco Bank Fairmont,
                              Inc., Fairmont, WV;
                              formerly Executive Vice
                              President, First Fidelity
                              Bancorp, Inc.; former
                              Executive Vice President,
                              Wesbanco Bank Fairmont

Robert H. Martin        64    Vice Chairman, Wesbanco,       02/28/94
                              Inc.; Chairman of the Board,
                              Wesbanco Bank Fairmont;
                              formerly Chairman of the
                              Board, First Fidelity
                              Bancorp, Inc.; President,
                              Eastland Enterprises, Inc., a
                              personal holding company;
                              owner, Mt. Zion, Inc., a
                              nursery

George M. Molnar        72    Retired; former President      08/30/96
                              Weirton Division,
                              Wesbanco Bank Wheeling;
                              formerly President & CEO,
                              Bank of Weirton

Melvin C. Snyder, Jr.   69    Lawyer; former partner,        12/02/91
                              Snyder & Snyder

Joan C. Stamp           46    Director, Mid Atlantic         02/15/96
                              Arts Foundation;
                              member, West Virginia Arts
                              Commission

John A. Welty           70    Secretary-Treasurer, Welty     07/28/76
                              Buick, Pontiac, GMC
                              Truck; former President,
                              Welty Buick, Inc.

(1) One (1) of the nominees is a member of this class, and was appointed by the Board of Directors to serve in this class. See "Nominees," Subsection "B". One (1) vacancy exists in this class, the Board having fixed the membership of the class at ten (10). It is contemplated that the vacancy will be filled by the Board by the election of James W. Swearingen, Vienna, WV, to the Board of Directors. (See Note (1) under heading "Nominees.")

(2)  Principal occupation during the past five (5) years.

Ownership of Securities by Directors, Nominees and Officers

     The following table sets forth the number of shares of the Corporation's common stock beneficially owned by the nominees, continuing directors and officers of the Corporation as a group as of February 9, 1998. There is no other class of voting securities issued and outstanding.

                           Sole Voting          Shared Voting
Name of                    and Investment       and/or Investment
Beneficial Owner           Authority            Authority            Percent

Frank K. Abruzzino         61,506               22,053 (1)              *
James E. Altmeyer          12,657                                       *
Earl C. Atkins                883 (2)           19,390 (3)              *
Ray A. Byrd                 5,137 (4)                                   *
R. Peterson Chalfant        6,825                                       *
Christopher V. Criss       46,486 (5)                                   *
Stephen F. Decker           9,198                                       *
James D. Entress           39,447 (6)                                   *
Ernest S. Fragale          54,635                                       *
James C. Gardill           45,607 (7)                                   *
Edward M. George           14,836 (8)                                   *
Roland L. Hobbs            25,091 (9)                                   *
John W. Kepner              5,286 (10)                                  *
Frank R. Kerekes            1,946                                       *
Robert H. Martin           78,186 (11)                                  *
George M. Molnar           78,223 (12)                                  *
Eric Nelson                45,384 (13)                                  *
Richard K. Riederer            17 (14)                                  *
John R. Scheessele              0
Melvin C. Snyder, Jr.       7,098 (15)                                  *
Joan C. Stamp              16,825 (16)                                  *
Carter W. Strauss          35,809 (17)                                  *
Reed J. Tanner              3,633 (18)           2,622 (19)             *
J. Christopher Thomas         500                6,795 (20)             *
John A. Welty               4,950 (21)                                  *
William E. Witschey         8,032 (22)                                  *

All Directors and Officers
as a group
(41 persons)              641,597               50,860                4.33%

*Beneficial ownership does not exceed one percent (1%).

(1) Mr. Abruzzino's wife, Elizabeth Abruzzino, is the owner of 604 shares. Mr. Abruzzino's children are the owners of an additional 22,053 shares held in trust, of which Mr.
     Abruzzino is Trustee, and an additional 20,997 shares held by Mrs. Abruzzino as Custodian.

(2) Includes 511 shares held for Mr. Atkins' benefit in a Rabbi Trust established under the Wesbanco, Inc. and All Affiliate Banks Directors Deferred Compensation Plan. Additionally, Mr. Atkins' wife, Betty Jo Atkins, is the owner of 18,529 shares held in trust.

(3) Mr. Atkins' grandchildren are the owners of 19,390 shares held in trust.

(4)  Includes 2,199 shares held for Mr. Byrd's benefit in a Rabbi
     Trust established under the Wesbanco, Inc. and All Affiliate
     Banks Directors Deferred Compensation Plan.

(5)  Includes 1,316 shares held for Mr. Criss' benefit in a Rabbi
     Trust established under the Wesbanco, Inc. and All Affiliate
     Banks Directors Deferred Compensation Plan.

(6) Includes 38,566 shares held at Wesbanco Bank Wheeling as custodian for James D. Entress' IRA. Dr. Entress' wife, Dr. Cheryl Entress, is the owner of an additional 18,625 shares held in an IRA custodian account at Wesbanco Bank Wheeling.

(7) Includes 6,243 shares held for Mr. Gardill's benefit in a Rabbi Trust established under the Wesbanco, Inc. and All Affiliate Banks Directors Deferred Compensation Plan. Includes an additional 12,957 shares held by Mr. Gardill's wife, Linda T. Gardill, and 2,684 shares held in her IRA custodian account at Wesbanco Bank Wheeling.

(8) Mr. George's wife, Sandra F. George, is the owner of an additional 502 shares.

(9) Includes 1,091 shares held for Mr. Hobbs' benefit in a Rabbi Trust established under the Wesbanco, Inc. and All Affiliate Banks Directors Deferred Compensation Plan. Mr. Hobbs' wife, Sarah F. Hobbs, is the owner of an additional 4,620 shares.

(10) Mr. Kepner's wife, Joan B. Kepner, is the owner of an additional 400 shares.

(11) Includes 67,780 shares owned by Mt. Zion, Incorporated, which is wholly owned by Mr. Martin. Mr. Martin's wife, Lucille D. Martin, is the owner of an additional 4,770 shares held in Trust in her IRA account at Wesbanco Bank Fairmont.

(12) Mr. Molnar's wife, Margaret A. Molnar, is the owner of an additional 19,500 shares.

(13) Mr. Nelson's wife, Ann P. Nelson, is the owner of an additional 5,232 shares.

(14) Includes 17 shares held for Mr. Riederer's benefit in a Rabbi Trust established under the Wesbanco, Inc. and All
     Affiliate Banks Directors Deferred Compensation Plan.

(15) Mr. Snyder's wife, Ann E. Snyder, is the owner of an additional 801 shares.

(16) Includes 7,696 shares held in Mrs. Stamp's Trust.

(17) Includes 8,056 shares held for Mr. Strauss' benefit in a Rabbi Trust under the Wesbanco, Inc. and All Affiliate Banks Directors Deferred Compensation Plan. Mr. Strauss' wife, Barbara Strauss, is the owner of an additional 3,795 shares held in a custodian account at Wesbanco Bank Wheeling. In addition, Mr. Strauss' children are the owners of 1,693 shares held in trusts.

(18) Includes 198 shares held for Mr. Tanner's benefit in a Rabbi Trust established under the Wesbanco, Inc. and All Affiliate Banks Directors Deferred Compensation Plan. Includes an additional 1,225 shares held by Mr. Tanner as Custodian for his minor children.

(19) Mr. Tanner has a beneficial interest in 477 shares held in trust. He is also co-trustee of his brother's family trust, which holds 2,145 shares, in which Mr. Tanner disclaims beneficial ownership.

(20) Mr. Thomas is Trustee of trusts established by his father and mother, which hold 5,097 shares and 1,698 shares, respectively.

(21) Mr. Welty's wife, Joyce W. Welty, is the income beneficiary of a trust which owns an additional 2,970 shares.

(22) Mr. Witschey's wife, Wilda C. Witschey, is the owner of an additional 9,180 shares; 46,132 shares are owned by Witschey's Market, in which Mr. Witschey has a substantial stock interest. Additionally, Mr. Witschey has a one-fifth beneficial interest in a trust which holds 7,176 shares.

       Section 16(a) Beneficial Ownership Reporting Compliance
       -------------------------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers, directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities & Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3, 4 and 5 received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that, during the calendar year 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were fulfilled, except that reports covering two (2) transactions involving sales from his account held by a brokerage firm were reported late by James D. Entress.*

               Transactions With Directors and Officers
               ----------------------------------------
     It has been the practice of some of the subsidiary banks of the Corporation, on occasion, to engage in the ordinary course of business in banking transactions, which at times involved loans in excess of $60,000.00, with some of their Officers and Directors and some of the Officers and Directors of the Corporation and their associates. It is anticipated that the practice will be continued. All loans to such persons, however, have been made, and in the future will be made, in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, and will not, involve more than normal risk of collectibility or present other unfavorable features. From time to time the firm of Phillips, Gardill, Kaiser & Altmeyer of which James C. Gardill, Chairman of the Board and a Director of the Corporation, is a partner** , and the firm of Schrader, Byrd, Companion & Gurley, of which Ray A. Byrd, Director of the Corporation, is a partner, and the firm of Steptoe & Johnson, of which Frank K. Abruzzino, Director of the Corporation, is a member, have rendered legal services to the Corporation. It is contemplated that one or all of these firms will be retained to perform legal services during the current year.

                 Compensation of Executive Officers
                 ----------------------------------
     The officers of the Corporation presently are serving without compensation from Wesbanco, Inc. They are, however, compensated by Wesbanco, Inc. affiliate banks for services rendered as officers of those corporations.

     The following table sets forth the total compensation paid by Wesbanco, Inc. affiliate banks, during the year 1997, to the five highest paid executive officers, whose total compensation exceeded $100,000.00, together with the benefits payable to them from the Corporation's pension plan upon retirement.



_______________________________
* An indirect beneficial ownership was inadvertently omitted from the initial filing on Form 3 by Reed J. Tanner, and was reported on Form 5.

** Fees aggregating $360,736.82 were paid to the law firm of Phillips, Gardill, Kaiser & Altmeyer for legal services rendered to the Corporation and its banking affiliates during the year
1997.

                       SUMMARY COMPENSATION TABLE



                                                     Long Term Compensation
                                                     -----------------------
                            Annual Compensation             Awards      Payouts
-------------------------------------------------  -------------------  -------
                                            Other  Restricted  Options          All Other
                          Salary    Bonus   Annual   Stock     SARS     LTIP    Compensation
Name and Position   Year   ($)       ($)    Comp     Awards    (#)     Payouts     ($)(1)
-------------------------------------------------------------------------------------------
Edward M. George    1997  201,145   75,000     0         0        0        0       6,270
President & Chief   1996  182,150   65,000     0         0        0        0       4,550
Executive Officer   1995  162,763   50,000     0         0        0        0       5,074

Paul M. Limbert     1997  146,428   40,000     0         0        0        0       6,270
EVP & Chief         1996  133,379   30,000     0         0        0        0       4,550
Financial Officer   1995  121,534   25,000     0         0        0        0       4,670

Dennis P. Yaeger    1997  143,092   35,000     0         0        0        0       6,270
EVP & Chief         1996  133,379   30,000     0         0        0        0       4,550
Operating Officer   1995  121,534   25,000     0         0        0        0       4,669

Jerome B. Schmitt   1997  122,240   35,000     0         0        0        0       6,150
Senior Vice Presi-  1996  112,841   25,000     0         0        0        0       4,912
dent-Investments    1995  104,164   18,000     0         0        0        0       3,922

Frank R. Kerekes    1997  118,990   15,000     0         0        0        0       5,220
President,          1996  115,990   12,000     0         0        0        0       3,867
Wesbanco Bank       1995  112,499    8,000     0         0        0        0       2,707
Fairmont, Inc.






(1)  "All Other Compensation" includes the following:
     contributions to the Corporation's ESOP Plan on behalf of each of the named executives covered by the Plan as follows:
     for Mr. George, 1997 - $6,270, 1996 - $4,550, 1995 - $5,074;
     for Mr. Limbert, 1997 - $6,270, 1996 - $4,550, 1995 - $4,670;
     for Mr. Yaeger, 1997 - $6,270, 1996 - $4,550, 1995 - $4,669;
     for Mr. Schmitt, 1997 - $6,150, 1996 - $4,912, 1995 - $3,922;
     for Mr. Kerekes, 1997 - $5,220, 1996 - $3,867, 1995 - $2,707.


           Comparison of Five Year Cumulative Total Return *
  Among Wesbanco, Inc., Nasdaq Stock Market (U.S.), and Nasdaq Banks **

Measurment Period              Wesbanco,        Nasdaq Stock       Nasdaq
(Fiscal Year Covered)            Inc.              Market           Banks
---------------------          ---------        ------------       -------
1992                            100                 100            100
1993                            135.822             114.796        114.042
1994                            116.220             112.214        113.627
1995                            139.065             158.699        169.222
1996                            167.662             195.192        223.412
1997                            239.268             239.527        377.438


Assumes $100 Invested on January 1, 1993      * Total Return Assumes
 In Wesbanco, Inc., Nasdaq Stock Market,          Reinvestment of Dividends
  and Nasdaq Banks.                           **Fiscal Year Ending December 31




                       Pension Plan Benefits
       Estimated Annual Benefits Upon Retirement to Persons in
     Specified Remuneration and Years-of-Service Classifications
     -----------------------------------------------------------

Remuneration        15        20        25        30        35
------------      ------    ------    ------    ------    ------
    85,000        19,723    26,298    32,872    39,447    46,021
    95,000        22,333    29,778    37,222    44,667    50,000
   105,000        24,943    33,258    41,572    49,887    50,000
   120,000        28,858    38,478    48,097    50,000    50,000
   130,000        31,468    41,958    50,000    50,000    50,000
   140,000        34,078    45,438    50,000    50,000    50,000
   150,000        36,688    48,918    50,000    50,000    50,000
   175,000        43,213    50,000    50,000    50,000    50,000
   200,000        49,738    50,000    50,000    50,000    50,000
   225,000        50,000    50,000    50,000    50,000    50,000
   250,000        50,000    50,000    50,000    50,000    50,000
   275,000        50,000    50,000    50,000    50,000    50,000
   300,000        50,000    50,000    50,000    50,000    50,000

     A Participant's compensation covered by the Bank's pension plan is the salary reported on the Form W-2 plus Section 125 contributions made by the employee (as reported in the Summary Compensation Table), for the 60 consecutive months out of the last 120 consecutive months of the Participant's career for which such average is the highest, or in the case of the Participant who has been employed for less than 60 months, the period of his employment with the Bank. Average compensation for named executives as of the end of the last calendar year is: Mr.
George: $221,242.00; Mr. Limbert: $151,346.00; Mr. Yaeger:
$149,536.00; Mr. Schmitt: $124,954.00; and Mr. Kerekes:
$120,565.00. The estimated years of service for each named executive are as follows: Mr. George: 14.583; Mr. Limbert:
20.666; Mr. Yaeger: 25.333; Mr. Schmitt: 25.000 and Mr. Kerekes:
20.000. Benefits shown are computed as a straight life annuity beginning at age 65.

               Description of Employment Contracts
               -----------------------------------
     The Corporation provides certain executive officers, including the executive officers named in the Summary Compensation Table, with written Employment Contracts at their respective base annual salaries. These contracts are all substantially the same and are structured on a revolving three year term which is annually renewable. The contracts provide for discharge for cause, and terminate in the event of the death of the employee. If terminated by reason of the death of the employee, or without cause, the employee or his designated beneficiary is entitled to a severance payment equal to the greater of (i) six months of the employee's base salary, or (ii) the base salary the employee would have received had he continued to be employed throughout the end of the then existing term of the Agreement. There are no golden parachute type provisions contained in the contracts.

                   Description of Bonus Plan
                   -------------------------
     Annually, the Compensation Committee of the Corporation makes a determination as to the amount and allocation among the executive officers of the Corporation of a bonus payable to such officers. The amount and participants vary each year based on an assessment of profitability and merit as determined by the Committee. A total of $265,000.00 in cash was allocated and paid for such bonuses for the year 1997.

                  Compensation Committee Report
                  -----------------------------
     Members of the Compensation Committee consist of the non-salaried members of the Executive Committee and two additional members of the Board of Directors and include Messrs. Criss, Molnar, Witschey, Hobbs, Nelson, Strauss, Riederer and Tanner, as well as Messrs. Gardill and Martin.

     Generally, compensation policies are determined by the annual budget process in which overall salary adjustment ranges are established based upon a projected annual budgeted amount for salaries. The actual increases are then allocated based on administration of the company's salary administration program, a Hay type system, and individual performance evaluations, which are done each year on all employees, including executive officers. Salary increases are also adjusted for merit increases and changes in duties and responsibilities where warranted. The Committee also considered that executive salaries for the Corporation's executives are somewhat lower than industry peer group averages and have been moving closer to industry standards, subject to corporate performance.

     Company performance is considered in establishing the annual budget for salary increases, which is the initial part of the process. Projected annual income growth and savings through consolidation are considered in establishing the overall salary
increase range.   Also, Company performance factors, including
net income, return on assets and return on equity, are considered in setting annual bonuses. The bonuses are determined on a subjective basis.

     Considerations affecting Mr. George's salary and bonus for 1997 included the overall salary administration program of the Corporation, the substantial reorganizational work involved in recent acquisitions, the reorganization of a number of banks within the Wesbanco group, and his annual evaluation, which was very positive. Also the Committee considered the overall increases granted to other employees in the Corporation and the salary structure of peer group banks.

     In considering Mr. George's compensation and the bonuses paid to senior executive officers, the Committee considered published compensation comparative data for certain regional bank holding companies which compete in markets served by the Corporation and markets within reasonable proximity thereto (hereinafter referred to as "Peer Group"). The statistical data reflected that Mr. George's compensation level for 1996 placed him in the twenty-seventh percentile, compared to the Corporation's return on average assets ranking which placed it in the seventy-second percentile. The Corporation's return on average assets was 1.34% compared to the Peer Group's average return of 1.17%. Additionally, the Corporation's return on average equity was 10.02% compared to the Peer Group's average return of 12.10%. This latter comparison was achieved even though the Corporation's equity to assets was 13.56% compared to the Peer Group's average of 9.24%. The Committee also considered that the ratio of non-performing assets to total assets for the Corporation was
 .62% which was consistent with the average for the Peer Group of .57%. Finally, the Committee considered the total shareholder return of 20.6% for the year 1996 compared to the Peer Group's total return of 29.6%.

     The Committee attempts to maintain its base salary structure at the middle of the appropriate competitive marketplace and the positioning of actual salaries will generally be at the middle of the marketplace subject to performance, longevity and evaluation.

     COMPENSATION COMMITTEE

     James C. Gardill, Chairman         Christopher V. Criss
     William E. Witschey                Eric Nelson
     Roland L. Hobbs                    Carter W. Strauss
     Robert H. Martin                   Reed J. Tanner
     Richard K. Riederer                George M. Molnar

                 Compensation Committee Interlocks and
             Insider Participation in Compensation Decisions
             -----------------------------------------------
     Roland L. Hobbs, a member of the Compensation Committee, formerly served as Chairman and President of Wesbanco until June 1, 1990. He continues to serve as a member of the Board of Directors and Executive Committee of the Corporation.

     George M. Molnar served as President of the Weirton Division of Wesbanco Bank Wheeling until August 29, 1997. He continues to serve as a member of the Board of Directors and Executive
Committee of the Corporation.

     James C. Gardill, also a member of the Compensation Committee, serves as Chairman of the Board of the Corporation and receives a fixed annual fee for such position. Mr. Gardill does not participate in the annual bonus program. Mr. Gardill also is a partner in the law firm Phillips, Gardill, Kaiser & Altmeyer, and acts as general counsel for the Corporation. During the year 1997 fees aggregating $360,736.82 were paid to the firm of Phillips, Gardill, Kaiser & Altmeyer for legal services rendered to the Corporation and its banking affiliates.

     Robert H. Martin, Vice Chairman of the Corporation, also is a member of the Compensation Committee. Mr. Martin also serves as Chairman of Wesbanco Bank Fairmont, a banking subsidiary of the Corporation, and receives a salary for such position.

                       Wesbanco KSOP Plan
                       ------------------
     The Wesbanco Employee Stock Ownership and 401(k) Plan (the "Plan") is a qualified non-contributory employee stock ownership plan with a deferred savings plan feature under Section 401(k) of the Internal Revenue Code. The employee stock ownership feature of the Plan (the "ESOP") was adopted by the Corporation on December 31, 1986, subsequently amended and restated effective January 1, 1996, to add 401(k) pre-tax savings features (the "KSOP"), and amended and restated, effective December 31, 1996, for the purpose of clarifying the terms of the Plan. All employees of Wesbanco, together with all employees of the subsidiary companies which adopt the Plan, are eligible to participate in the Plan upon completion of a year of service and attaining age 21. All affiliate banks are participants in the Plan. The Plan is administered by a Committee appointed by the Board of Directors of the Corporation.

     No contributions are made to the ESOP by the employees. All contributions are made by the Corporation, and the amount thereof is determined annually by the Board of Directors of the Corporation. The Trustee of the ESOP Trust is authorized to borrow funds upon terms and conditions not inconsistent with
Section 4975 of the Internal Revenue Code and the regulations thereunder, for the purpose of purchasing stock of the Corporation, from the Corporation or any shareholder. In the event that such a loan is obtained, the employer contributions must be made in an amount sufficient to amortize the loan. Otherwise, employer contributions may be paid in the form of cash or shares.

     At the present time, the ESOP Trust holds 162,375 shares of
Wesbanco Common Stock,    which includes 156,530 shares allocated to
specific employee accounts as of December 31, 1997.      The ESOP
Trustee has currently outstanding $97,155.00 borrowed from an affiliated financial institution. The loan originated in 1995 and is structured as a revolving line of credit, and the unpaid balance is amortized over a five-year period at an interest rate equal to the lender's base rate. Wesbanco is required to make annual payments to principal equal to 20% of the January 1st balance each year. Any balance due at maturity will be paid in full or refinanced. The ESOP Trustee pledged the shares of employer securities purchased with the proceeds of the loan as security for the loan.

Wesbanco guaranteed the loan issuing a contribution commitment letter. As such securities are allocated to the accounts of participating employees, and the loan balance paid down, they will be released by the secured party.

     Employer securities purchased with the proceeds of the loan are placed in a suspense account and released, prorata, from such suspense account under a formula which considers the amount of principal and interest paid for a given period over the amount of principal and interest anticipated to be paid for that period and all future periods. Shares released from the suspense account, employer contributions, if any, and forfeitures are each allocated, prorata, subject to limits imposed by the Code, to the accounts of individual participants under a format which considers the amount of the participant's compensation over the aggregate compensation of all participants.

     Participants become vested in their accounts upon retirement, death or disability or upon completion of five years of service from and after December 31, 1986, or, with respect to affiliate banks, five years from the date of initial participation. Distributions upon retirement, death or disability are normally made in the form of substantially equal annual installments over a period of 10 years commencing as soon as practicable after such retirement, death or disability. Distributions upon other separation from service are normally made in the form of installments commencing upon the earlier of the date the former employee attains age 65, his or her death, or after a one year break in service. With the consent of the Committee, distributions may be made in the form of a lump sum. Participants may demand distributions in the form of whole shares of employer securities. If demand is not timely made, however, distributions may be made in cash.

     The assets of the ESOP Trust will be invested and accounted for primarily in shares of employer securities. However, from time to time, the ESOP Trustee may hold assets in other forms, either (i) as required for the proper administration of the ESOP or (ii) as directed by participants as set forth in Section 401(a)(28) of the Code.

     During the year 1997, Wesbanco contributed a total of $490,000.00 to the ESOP on behalf of its employees.

     The following table sets forth, with respect to those persons named in the Compensation Table, and for all executive officers as a group, the number of shares of the Corporation's common stock allocated to such individuals during 1997:

                                                    Value of
Name                         Shares Allocated       Allocated Shares
----                         ----------------       --------------------
Edward M. George                    209               $  6,270
Paul M. Limbert                     209               $  6,270
Dennis P. Yaeger                    209               $  6,270
Jerome B. Schmitt                   205               $  6,150
Frank R. Kerekes                    174               $  5,220

Officers of the                   2,027               $ 60,810
Corporation
(18 persons)
as a group

     The KSOP feature of the Plan permits participants to make pre-tax elective contributions through payroll deductions in increments of 1% of compensation up to a maximum of 15% of compensation, subject to certain maximum dollar limitations imposed by the Internal Revenue Code (i.e. for 1998 the maximum amount is $10,000.00). The Corporation provides matching contributions on a quarterly basis subject to certain limitations. The Corporation's matching contribution is 50% of the first 2% of compensation electively deferred, and 25% of the next 2% of compensation electively deferred. No matching contributions are made by the Corporation for elective deferrals in excess of 4% of compensation.

     Employees are 100% vested in all pre-tax elective deferrals, or contributions, to the Plan and likewise are 100% vested in all matching employer contributions. KSOP contributions are invested by the employee selecting the percentage of contributions to be invested among seven (7) different investment funds.

     Contributions in the amount of $235,492.36 were made by the Corporation under the KSOP matching feature during 1997.

                 Meetings of Board of Directors and
               Committees and Compensation of Members
               --------------------------------------
     The Board of Directors of the Corporation meets bimonthly, and the Executive Committee of the Corporation meets monthly.
Fees paid for attendance at Board meetings and meetings of the Executive Committee are $300.00. The Directors receive an annual fee of $2,000.00 payable quarterly at the rate of $500.00 per quarter. During
1997, the Board of Directors of the Corporation held six regular meetings and one special meeting. Directors of the Corporation are paid a fee of $200.00 for attendance at meetings of special committees of the Corporation. Fees in the total amount of $82,100.00 were paid to Directors for attendance at meetings of the Board of Directors of the Corporation and at meetings of all Committees of the Corporation during the year 1997. In addition, fees in the aggregate amount of $40,900.00 were credited to the accounts of those Directors who have elected to participate in the Directors Deferred Compensation Plan of the Corporation, pursuant to which payment of fees for attendance at meetings of the Board of Directors and committees established by the Board may be deferred and deemed invested in Wesbanco Common Stock or in a money market rate of interest account.

     The Corporation does have a standing Compensation Committee. The members of the Corporation's Compensation Committee include James C. Gardill, Roland L. Hobbs, Robert H. Martin, Carter W. Strauss, Christopher V. Criss, George M. Molnar, Reed J. Tanner, Richard K. Riederer, Eric Nelson and William E. Witschey. The Compensation Committee met three times during the year. The principal functions of the Committee are to review and approve salary adjustments for officers, bonus recommendations, executive compensation, and overall salary and benefit costs.

     The Corporation does have a standing Nominating Committee. Members of the Corporation's Nominating Committee are Roland L. Hobbs, James C. Gardill, Edward M. George, and Eric Nelson. The Committee meets only when vacancies are to be filled and one meeting was held during the year 1997. The principal function of the Committee is to recommend individuals for election to the Board of Directors. Security holder nominations may be considered by the Committee if made in accordance with the Bylaw requirements. See "Stockholders Intending to Nominate Candidates for Election to Board of Directors Must Give Notice to Corporation."

     The Corporation does have an Audit Committee, the members of which in 1997 were Carter W. Strauss, Chairman, Ray A. Byrd, D. Duane Cummins, James D. Entress, Frank K. Abruzzino, William E. Witschey, Thomas M. Hazlett and Rizal V. Pangilinan. The principal functions of the Audit Committee are to confer with the independent accountant and the Internal Auditor of the
Corporation and the affiliate banks, and to review and assess the interim and year-end audit reports and the reports of the examinations made by the Federal and State Bank Examiners and other regulatory authorities. The Committee had four meetings during 1997. The Corporation's independent accountant attended all the meetings, and all of the meetings were attended by the Internal Auditor for the Corporation and its affiliate banks. These meetings were devoted, for the most part, to reviewing and discussing the reports and recommendations of Ernst & Young LLP
concerning the         year-end audit, and the reports of the
Internal Auditor concerning the results of the examinations of the accounting controls and procedures followed by the Internal Audit Department. Various other matters pertaining to the business and operations of the Corporation received attention by the Committee throughout the year, including the scope of the audits, review of nonperforming credits, consideration of financial statements, internal control procedures, loan policies and loan loss reserves.

           Stockholders Intending to Nominate Candidates for Election to Board of Directors Must Give Notice to Corporation
     --------------------------------------------------------------
     Under Section 2 of Article III of the bylaws of the Corporation, any stockholder who intends to nominate, or cause to have nominated, a candidate for election to the Board of Directors (other than any candidate proposed by the Board of Directors) shall so notify the Secretary of the Corporation in writing not less than thirty (30) days prior to the date of any meeting of the stockholders at which Directors are to be elected, or five (5) days after the giving of notice of such meeting, whichever is later. Only candidates nominated in accordance with this section, other than candidates nominated by the Board of Directors, shall be eligible for election to the Board of Directors.

             Proposal to Amend the Articles of Incorporation to
                 Increase the Number of Authorized Shares
                 ----------------------------------------
Description of Proposed Amendment
---------------------------------
     Wesbanco's Board of Directors, at a meeting held on February 19, 1998, unanimously adopted resolutions approving and recommending to the Stockholders for their adoption an Amendment to the Articles of Incorporation ("Articles") of Wesbanco. This Amendment provides that Article IV of the Restated Articles of Incorporation be amended in order to increase the number of authorized shares of Wesbanco from 25,000,000 shares of common stock at a par value of $2.0833 each to 50,000,000 shares of authorized common stock at a par value of $2.0833 each. Specifically, Article IV of the Articles, which now reads as follows:

          "IV. The total number of shares of all classes of capital stock with which the Corporation shall have authority to issue shall be 26,000,000 shares, which shall be divided into 25,000,000 shares of common stock, of the par value of $2.0833 per share, and 1,000,000 shares of preferred stock, without par value.

          (1)  The designations, powers, rights and
     preferences, and the qualifications, limitations and restrictions, of the preferred stock shall be as fixed and determined, from time to time, by the Board of Directors, and the Board of Directors is authorized and empowered at any time, and from time to time, to direct and provide for the issuance of shares of preferred stock in one or more classes or series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers, and with such dividend rights, rates and conditions, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be fixed and determined by the Board of Directors, by resolutions duly adopted."

would be amended and restated to read:

          "IV. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be 51,000,000 shares, which shall be divided into 50,000,000 shares of common stock, of the par value of $2.0833 per share, and 1,000,000 shares of preferred stock, without par value.

          (1)  The designations, powers, rights and
     preferences, and the qualifications, limitations and restrictions, of the preferred stock shall be as fixed and determined, from time to time, by the Board of Directors, and the Board of Directors is authorized and empowered at any time, and from time to time, to direct and provide for the issuance of shares of preferred stock in one or more classes or series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting power, and with such dividend rights, rates and conditions, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be fixed and determined by the Board of Directors, by resolutions duly adopted."

     The proposed increase in the authorized common stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs, such as future stock dividends or stock splits, acquisitions, dividend reinvestment plan and for other general corporate purposes, without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Corporation's securities may then be listed. At this time the Board may use approximately 150,000 of the additional shares for the Key Executive Incentive Bonus and Option Plan. This plan is being proposed for Stockholder approval in these proxy materials. See discussion under caption entitled "Proposal to Adopt and Approve a Performance Based Key
Executive Bonus and Option Plan".     Other than the pending
acquisition (See "Pending Acquisitions"), there are, at present, no plans, understandings, agreements or arrangements concerning possible combinations or acquisitions, for the issuance of additional shares of the Corporation's common stock, except for the shares which may be issued for the above-mentioned plan.

     If the proposed amendment is approved by the shareholders, the additional shares of common stock so authorized could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by the Corporation and their interest in the Corporation could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value. Accordingly, the Board of Directors will, in the exercise of their fiduciary duties to the shareholders, weigh all the factors carefully, together with the needs and prospects of the Corporation, before committing to the issuance of further shares not requiring shareholder approval.

        The additional authorized but unissued shares of the common stock that would become available if the proposed amendment is approved could be used to make a change in control of the Corporation more difficult and expensive. Under certain circumstances, such shares could be used to create impediments or to frustrate persons seeking to cause a takeover or to otherwise gain control of the Corporation. Such shares could be sold to purchasers who might side with the Board in opposing a takeover bid that the Board determines not to be in the best interests of the Corporation and its stockholders. The proposed amendment might also have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Corporation's common stock, to acquire control of the Corporation with a view to consummating a merger, sale of all or any part of the Corporation's assets, or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

     The Board of Directors believes that the proposed amendment is in the best interests of the stockholders of the Corporation.
Approval of this proposal requires a vote in favor of the proposed amendment by the holders of a majority of the outstanding shares of common stock of the Corporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF
INCORPORATION TO INCREASE THE CORPORATION'S AUTHORIZED SHARES OF
COMMON STOCK, WHICH PROPOSAL IS IDENTIFIED AS PROPOSAL (2) ON THE
ENCLOSED PROXY CARD.

                   Proposal to Adopt and Approve a
           Performance Based Key Executive Bonus and Option Plan
           -----------------------------------------------------
Key Executive Incentive Bonus and Option Plan

          The Board of Directors of the Corporation adopted and approved effective February 19, 1998 (the "Effective Date"), subject to the approval of the Corporation's stockholders, a new compensation plan to be sponsored and maintained by the Corporation, to be known as the Wesbanco, Inc. Key Executive
Incentive Bonus and Option Plan (the "Incentive Plan").   The
Incentive Plan will replace the Corporation's existing annual Bonus Plan. See "Description of Bonus Plan". The following summary of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached as Appendix A.

          Performance Based Compensation. The Incentive Plan is designed to pay incentive compensation, in the case of Annual
Bonus or Long term Bonus (as described below under "Structure of the Plan"), or permit vesting of Stock Options (described below under "Structure of the Plan") if the Committee (defined below at "Administration") determines, after review of all applicable measurements and circumstances, predetermined performance goals are actually achieved. If the Committee determines that applicable performance goals have not been met for a particular measurement period, no incentive compensation will be paid and/or no options will become vested with respect to that measurement period. The Incentive Plan is designed to pay performance based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), although the limitation imposed on deductible compensation by Section 162(m) of the Internal Code is not an active concern for the Corporation at the present time. In this regard, the approval requested of the shareholders is shareholder approval within the meaning of
Section 162(m) of the Code, including approval of the following types of performance goals, any one or more of which the Committee may use to set performance goals in respect to which compensation may be excepted from the limitation imposed by
Section 162(m) of the Code: earnings per share, return on assets, return on equity, net interest margin, budgeted net income, growth in loans and/or deposits, efficiency ratio, ratio of operating expenses to average assets, net charge offs, non-performing assets/loans+OREO, reserves, non-performing loans, and adherence to criteria set forth in budgets. The Committee may look to other performance criteria, including performance indices individualized to particular positions but, to the extent personal indices or criteria not set forth in the foregoing listing are used for performance goals, the incentive compensation, if any, paid with respect to those performance goals will not be intended to qualify for exemption from the limitation of Section 162(m) of the Code under Treas. Reg. 1.162-27(e).

          Administration. The Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Corporation which, as described at "Compensation Committee Report" on page 11, is composed of two or more outside directors not eligible to participate in the Incentive Plan (the "Committee"). The Board of Directors of the Corporation will be involved in the operation of the Incentive Plan to the extent of determining whether Annual Bonus awards will be made for a particular fiscal year and/or whether Long Term Bonus awards will be made available for a particular series of fiscal years and informing the Committee of the Board's priorities as to performance goals. The Committee will make awards and determine the amount, terms and conditions of each such award as well as the respective performance goals to be achieved in each period by the participants. The Committee shall have the sole discretion to interpret the Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable, including, but not limited to, considering the effect, if any, of extraordinary items or special circumstances on the ability of one or more participants (each a "Key Employee") to achieve performance goals for a period. The Committee may, in its discretion, waive or modify the terms and conditions of any previously made award to be more favorable to the Key Employees if the Committee determines a modification appropriate. The Committee need not be uniform in its determinations among Key Employees. The Incentive Plan is intended to further the business plans of the Corporation and, in coordinating the business plan and the setting of performance goals, the Committee may discuss the business plan with management of the Corporation. In addition, preparation of award agreements and ministerial tasks may be delegated to employees of the Corporation.

          Amount of Stock. The Incentive Plan provides for awards of up to 150,000 shares of Common Stock. The number of shares available for issuance under the Incentive Plan shall be subject to anti-dilution adjustments upon the occurrence of significant corporate events. The shares to be offered under the Incentive Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Corporation.

          Eligibility and Participation. All officers and key employees of the Corporation or any subsidiary will be eligible to participate, including officers who are also directors of the Corporation or its subsidiaries. The Compensation Committee shall determine from time to time which officers and key employees will be eligible to receive awards (a "Key Employee") under the Incentive Plan as well as the type, form, terms and conditions of all such awards. Inclusion as a Key Employee at one time or for one purpose does not ensure that Key Employee of additional or other awards.

          Amendment or Termination. The Incentive Plan has no fixed expiration date. The Committee will establish expiration and exercise dates on an award-by-award basis.

          Structure of Incentive Plan. The Incentive Plan consists of three portions: the Annual Bonus Portion, the Long
Term Bonus Portion and the Stock Option Portion. A Key Employee may participate in one or more portion simultaneously.

          1. Annual Bonus Portion. The Annual Bonus Portion provides a participating Key Employee an opportunity to earn incentive compensation, if any, based on the actual achievement of performance goals set for that Key Employee over a fiscal year of the Corporation. Performance goals may be based on the performance of the Corporation as a whole, of one or more subsidiaries or individual business operation of the Corporation or performance indices individualized for a particular position or a combination of the foregoing. Incentive Compensation opportunities under the Annual Bonus Portion will generally be set in cash but may be a combination of cash and Common Stock. Incentive Compensation under the Annual Bonus Plan will be paid to Key Employees in a single distribution after the end of the fiscal year with respect to which it was earned.

          2. Long Term Bonus Portion. The Long Term Bonus Portion provides a participating Key Employee an opportunity to earn incentive compensation, if any, based on the actual achievement of performance goals set for that Key Employee over several fiscal years of the Corporation. Performance goals set for any Key Employee may be based on the performance of the Corporation as a whole or of any subsidiary or business operation of the Corporation or performance indices individualized for a particular position or a combination of the foregoing. Incentive Compensation opportunities under the Long Term Bonus Portion will generally be set in a combination of cash and Common Stock but may be set in all cash or all Common Stock. The number of fiscal years to be measured for a particular period under the Long Term Bonus Portion is not set under the Plan and the number of years will be determined from time to time by the Committee.
Incentive Compensation under the Long Term Bonus Portion will be paid to Key Employees who are then employees of the Corporation (except if a termination of employment was for reason of death, disability or retirement) in three equal annual installments with the first installment payable in the year after the end of the measurement period.

          3. Stock Options. The Committee may grant to a Key Employee stock options which do not qualify as incentive stock options ("non-qualified stock options"). The terms and conditions of stock option grants including the quantity, price, waiting periods, and other conditions on exercise will be determined by the Committee but the exercise price per share will not be less than the fair market value of a share on the date of the grant. Options will become vested, if at all, over a period of time determined by the Committee based on the actual achievement of performance goals set by the Committee at the time of grant. Generally, stock options will not vest or be exerciseable after a Key Employee separates from service unless that separation was for reason of death, disability or retirement. Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of Common Stock, a combination of cash and shares of Common Stock or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

          Change in Control Consequences. Under the Incentive Plan, if a Change in Control occurs, all stock options become vested and exerciseable and all opportunities for Annual Bonus and Long Term Bonus will be deemed earned and be immediately payable. For purposes of the Incentive Plan, a Change in Control will be deemed to have occurred if any person or group acquires 20% or more of the outstanding voting securities of the Corporation, more than one third of the members of the Board of Directors cease to be directors during a performance measurement period under the Long Term Portion (other than members replaced by the then Board of Directors) or any other event which would be regarded as a change in control by the Securities and Exchange Commission.

          Federal Income Tax Consequences. The following is a summary of the principal federal income tax consequences of Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

          1. Stock Option Portion. No tax is incurred by a Key Employee, and no amount is deductible by the Corporation, upon the grant of a nonqualified stock option. At the time of exercise of such an option, the difference between the exercise price and the fair market value of the Common Stock will constitute ordinary income to the participant. The Corporation will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

          2. Annual Bonus and Long Term Bonus Portions. No tax is incurred by a Key Employee, and no amount is deductible by the Corporation, upon the award of an opportunity to earn incentive compensation under either or both the Annual Bonus or Long Term Bonus Portion. A Key Employee will have ordinary income for federal income tax purposes in an amount actually distributed to him or her in his or her tax year in which the distribution is made. For this purpose, shares of Common Stock included in any payment will be valued at their then fair market value. The Corporation will be entitled to a deduction in the same amount and, generally, at the same time as the Key Employee must recognize income. However, if the payment is made within seventy five (75) days of the end of a fiscal year, the Corporation may take its deduction in the fiscal year prior to actual payment.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO ADOPT AND APPROVE THE PROPOSED PERFORMANCE BASED
KEY EXECUTIVE BONUS AND OPTION PLAN, WHICH PROPOSAL IS IDENTIFIED
AS PROPOSAL (3) ON THE ENCLOSED PROXY CARD.

                     Proposals of Stockholders for
                      Presentation at Next Year's
                 Annual Meeting, to be Held April 21, 1999
                 -----------------------------------------
     Proposals which stockholders intend to present at next year's annual meeting, to be held on Wednesday, April 21, 1999, will be eligible for inclusion in the Corporation's proxy material for that meeting if they are submitted to the Corporation in writing not later than November 21, 1998. A proponent may submit only one proposal. At the time of the submission of a proposal, a stockholder also may submit a written statement in support thereof for inclusion in the proxy statement for the meeting, if requested by the proponent; provided, however, that a proposal and its supporting statement in the aggregate shall not exceed 500 words.

                       Independent Accountant
                       ----------------------
     Ernst & Young, LLP served as    independent     accountant for
the Corporation and all affiliates for the year 1997.        The
services rendered by Ernst & Young during the year 1997 consisted primarily of auditing and tax services. It is expected that a representative of the accounting firm will be present at the stockholders meeting. Such representative will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from the stockholders who are present.

                 Matters to be Considered at the Meeting
                 ---------------------------------------
     The management has no knowledge of any matters, other than those referred to above, which will be presented for consideration and action at the meeting. As set forth in the Notice of the meeting, however, the stockholders will have the right to consider and act upon such other matters as properly may come before the meeting, and the enclosed form of proxy confers, upon the holders thereof, discretionary authority to vote with respect to such matters. Accordingly, if any such matters are presented, the holders of the proxies will vote the shares of stock represented thereby in accordance with their best judgment.

     By order of the Board of Directors.

                                           JAMES C. GARDILL
                                           Chairman of the Board


Wheeling, West Virginia
March 13, 1998.

                                                  APPENDIX A









                                  WESBANCO, INC.



                                  KEY EXECUTIVE



                           INCENTIVE BONUS & OPTION PLAN








                           as adopted February 19, 1998

                                 WESBANCO, INC.
                                 KEY EXECUTIVE
                         INCENTIVE BONUS & OPTION PLAN


                                 INTRODUCTION
                                 ------------
     The purposes of the WesBanco, Inc. Key Executive Incentive
Bonus & Option Plan are to enhance shareholder value and to
contribute to the growth of WesBanco, Inc., its subsidiaries and affiliates by:

          1. directing the planning, implementation and supervisory efforts of Key Executives toward the achievement of strategic, financial and individual goals determined by the Board of Directors of the Company to be in the best interests of the Company and its shareholders over annual and multi-year planning cycles;

          2. requiring Key Executives to position the Company, in light of changing business conditions and the Company's business plans, to succeed over annual and multi-year business horizons;

          3. placing a significant portion of the compensation of Key Executives at risk in the event Performance Goals are not met and, thereby, provide substantial incentive to achieve annual and longer term goals;

          4. identifying the interests of Key Executives more closely with those of shareholders by denominating compensation at least in part in Shares of Common Stock and options to purchase Shares of Common Stock; and

          5. providing the Company with a flexible compensation arrangement to use as a tool to attract and retain Key
     Executives of outstanding competence.

     The Plan is designed to accomplish its purposes by providing financial rewards to participants if, but only if, pre-established financial and/or personal goals are achieved. The Plan has three portions: an Annual Bonus Portion, a Long Term Bonus Portion and a Stock Option Portion. The Annual Bonus Portion offers Participants opportunities for Incentive Compensation generally denominated in cash, based on the degree of attainment of corporate and/or personal goals over one fiscal year. The Long Term Bonus Portion offers Participants opportunities for Incentive Compensation denominated, generally in cash and Shares of Common Stock, based on the degree of attainment of corporate and/or personal goals over more than one fiscal year. The Stock Option Portion permits the Compensation Committee to award options which will become vested, if at all, based on attainment of performance goals.

     Participation in any portion of the Plan will be limited to those executive level employees of the Company (including in that term executive level employees of any subsidiary of the Company) who are in a position to directly influence the achievement of goals set by the Board. The Plan is not intended to be a broad based arrangement. Further, in recognition that certain executives may be in a position to have more influence over attainment of certain goals, the Plan does not require that all Performance Goals or Performance Levels be uniform for all Key Executives. In addition, in recognition that certain executives may be able to influence the outcome of certain goals set for a particular Fiscal Year but not for a period longer than a Fiscal Year, a Key Executive may be made eligible for an Annual Bonus but not for a Long Term Bonus and/or Stock Options or, in the alternative, for a Long Term Bonus or Stock Options but not an Annual Bonus. Inclusion in one portion of the Plan or for any one year is no assurance of future eligibility by a particular Key Executive for any other portion or any other year or Incentive Cycle. Accordingly, opportunities to earn Incentive Compensation as well as the individual and collective goals to be met to realize Incentive Compensation, as Annual Bonus or Long Term Bonus or to vest Stock Options under the Plan, may vary from Key Executive to Key Executive.

     The Annual Bonus Portion focuses on the business plan for the next Fiscal Year and sets goals to be achieved in that Fiscal Year. If the goals are met, Incentive Compensation for the Annual Bonus portion is paid primarily in cash. On the other hand, Long Term Bonus focuses on the business plan over several successive Fiscal Years. If goals are met over the measurement period, Long Term Bonus is paid in the form of a combination of stock and cash.

     The number of years under consideration for a Long Term Bonus is referred to as an "Incentive Cycle". It is intended that an Incentive Cycle will be formed each year for the number of years for which a reasonably thorough business plan can be
prepared.   At the adoption of the Plan, the appropriate number
of years to be included in an Incentive Cycle is believed to be three but the Plan allows the Compensation Committee to elect, in its discretion exercised at the formation of each Incentive Cycle, to include more or fewer years in an Incentive Cycle.

     For the Long Term Bonus Portion, Incentive Compensation is denominated as a "Unit", that is, the basic unit of Incentive Compensation expressed in terms of dollars and whole or fractional Shares. Moreover, at the adoption of the Plan, it is believed that the appropriate composition of each Unit should be a combination of Shares and cash so that any income tax obligations of Key Executives in connection with the Plan may be settled without resort to sale of Shares.

     Stock Options are granted at the discretion of the Compensation Committee, each with an exercise price equal to the then fair market value of a share of Common Stock. The Compensation Committee shall set a vesting schedule with vesting in years following the grant of the Stock Option based upon attainment in each such year of performance goals set for that year under the Annual Bonus Plan (or if no Annual Bonus Plan is in effect for that year, performance goals set specifically for the Stock Option Portion.)

     The Board of Directors, in consultation with management and in connection with the Company's ongoing business planning processes, will direct which goals are to be achieved over the ensuing Fiscal Year for purposes of the Annual Bonus and Stock Option Portions and for the longer Incentive Cycle for purposes of the Long Term Bonus. The Compensation Committee will determine and set the following to be consistent with the Board's directions:

          (a)  Performance Goals appropriate to the Board's directions;

          (b) The composition of Units used to denominate
     Incentive Compensation opportunities for the Long Term
     Bonus;

          (c) Threshold, Target and Superior levels of achievement with respect to Performance Goals for the Annual and Long Term Bonus, respectively;

          (d) Incentive Compensation, expressed in Units for Long term Bonus and dollars for Annual Bonus, which may be distributed to each Key Executive, in the event Threshold, Target or Superior Performance Levels are achieved; and

          (e) Whether Stock Options will be granted in that year and, if so, in what amount and to what Key Employees.

The Compensation Committee will then communicate with the Key Executive and cause the execution and delivery of such documents as may be required to implement the Plan for the Fiscal Year for Annual Bonus and Stock Option purposes and the Incentive Cycle for Long Term Bonus purposes.

     At or after (but not more than seventy five days after) the end of a particular Fiscal Year and/or an Incentive Cycle, the Compensation Committee, after review of financial and other information appropriate to determining whether Performance Goals have been met for that Fiscal Year or Incentive Cycle, including, but not limited to, extraordinary items and/or special circumstances, and taking such other actions as the Compensation Committee shall deem appropriate, will:

          (i) determine the level of actual achievement of Performance Goals, taking into account, to the extent the Committee deems appropriate in its sole judgment, extraordinary items and/or special circumstances which affected or may have affected the ability of one or more of the Key Executives to achieve one or more of the Performance Goals;

          (ii) determine the Incentive Compensation, if any, to be distributed to each Key Executive participating in the Plan as Annual Bonus for a particular Fiscal Year or Long Term Bonus for that Incentive Cycle and the vesting, if any, with respect to any previously granted Stock Options; and

          (iii)  direct the commencement of installment
     distributions of Incentive Compensation which may have been earned under the Plan as Long Term Bonus with respect to that Incentive Cycle.

     To accommodate the changing nature of the Company's business and the adjustments to business objectives from year to year, as well as to provide continuous incentive to achieve those objectives and to offset the effects of business anomalies, the Long Term Bonus Portion is designed to form a new Incentive Cycle each year and to have that Incentive Cycle overlap with the Incentive Cycles for the preceding and subsequent years. For example, an Incentive Cycle formed to commence as of January 1, 1998 and to end as of December 31, 2000, will overlap with two Fiscal Years of an Incentive Cycle, if formed, to begin on January 1, 1999 and to end on December 31, 2001 and with one Fiscal Year of an Incentive Cycle, if formed, to begin on January 1, 2000 and to end on December 31, 2003. Each Incentive Cycle, if formed, will be formed independently of any other Incentive Cycle and Incentive Compensation for any Incentive Cycle will be determined with respect to only that Incentive Cycle. In this regard, the rolling three year Incentive Cycles are intended as a complement to the Annual Bonus portion of this Plan.

     Incentive Compensation for both the Annual Bonus and the Long Term Bonus will be determined by the Compensation Committee within seventy-five (75) days of the end of that Incentive Cycle. Incentive Compensation earned as Annual Bonus will be paid in a single sum as soon as practicable after its determination. Incentive Compensation earned with respect to a particular Incentive Cycle will be distributed in three (3) substantially equal annual installments. The payment of Incentive Compensation and of each installment is contingent upon a Key Employee's being an employee of the Company on the date of distribution, except if the cessation of employment is related to death, disability or retirement of that Key Employee.

     Stock Options, to the extent vested and exerciseable, can be exercised in accordance with the terms and conditions set forth in the stock option agreement which evidences those Stock
Options.

     In order to facilitate the administration of the Plan, the Plan contemplates that the Compensation Committee may delegate ministerial functions, such as preparation of documents and notices, withholding for required taxes and delivery of distributions authorized under the Plan, to such members of the management of the Company as the Compensation Committee shall deem appropriate.

     The foregoing Introduction is included in this Plan document for descriptive purposes only and the Plan's provisions which follow shall control over the Introduction. As used in the Introduction, initially capitalized terms shall have the meanings assigned thereto under the Plan.

                             ARTICLE I
                             ---------
                            DEFINITIONS
                            -----------
     1.1  "Annual Bonus" shall mean the amount of Incentive
Compensation which may be earned by a particular eligible Key
Executive based on performance for a particular Fiscal Year.

     1.2 "Cause" shall mean a Key Executive's (i) conviction for a felony (or of a lesser included offense following indictment and entry of a guilty plea), (ii) continued failure, after thirty
(30) days written notice from the Company, to render service to the Company as required under the terms and conditions of his or her employment or (iii) persistent negligence and dereliction of duty which shall include, but shall not be limited to, the Key Executive's frequent failure to perform properly assigned tasks or violation of the Company's drug and alcohol policies.

     1.3 "Beneficiary" shall mean the person or persons a Key Executive has designated by filing an election with the Administrative Committee, substantially in the form of Schedule A attached hereto to receive his or her Incentive Compensation, to the extent payable, in the event of his or her death. If no Beneficiary has been designated, or if a Key Executive's Beneficiary has predeceased the Key Executive, the Key Executive's spouse or, if none, the Key Executive's children per stirpes, or, if none, the Key Executive's estate, shall be deemed to be the Key Executive's Beneficiary.

     1.4 "Board of Directors" or "Board" shall mean the Board of Directors of WesBanco, Inc.

     1.5  "Common Stock" shall mean common stock, par value
$2.0833 per share, of WesBanco, Inc.

     1.6 "Company" shall mean WesBanco, Inc., a West Virginia corporation, its subsidiaries, and the affiliates, subsidiaries, successors and assigns of the Company.

     1.7 "Compensation Committee" or "Committee" shall mean the Compensation Committee of the Board of Directors of WesBanco, Inc., provided, however, no member of the Compensation Committee who is or at any time during the then past year has been a Key Executive or is then under consideration to become a Key Executive shall be permitted to participate in the discussion of or vote on his or her participation in the Plan or any Incentive Compensation which he or she may receive hereunder or to assist in the administration of the Plan and to the extent necessary to supplement the foregoing, each member of the Compensation Committee eligible to participate in the administration of this Plan shall be a "disinterested person" within the meaning of
Section 16b-3 of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and provided, further, participation by such person, directly or indirectly, in the preparation or review of all or any portion of the Company's business plan, analysis or forecast shall not be regarded as participating in a discussion or voting on Incentive Compensation under the Plan.

     1.8 "Disability" shall mean the inability of a Key Employee due to mental or physical defect or disease to perform the services required of the Key Employee in the position he or she held prior to the manifestation of that defect or disease.

     1.9 Fair Market Value" shall mean, as of a relevant date, the reported closing price of a share of Common Stock on the business day immediately preceding that date.

     1.10 "Fiscal Year" shall mean the twelve month period used by the Company for financial reporting purposes which, as of the date of adoption hereof, is the calendar year.

     1.11 "Incentive Compensation" shall mean the distribution, if any, a Key Executive is or may become entitled to receive under the terms of this Plan as Long Term Bonus for a particular
Incentive Cycle and/or Annual Bonus for a Fiscal Year.

     1.12 "Incentive Cycle" shall mean the number of Fiscal Years over which an opportunity to earn Long Term Bonus will be measured. At the adoption of the Plan, the number of Fiscal Years deemed appropriate is three (3) but the Compensation Committee may include more or fewer years at the formation of a particular Incentive Cycle.

     1.13 "Key Executives" shall mean those employees of the Company who, with respect to a particular Plan Year, are deemed to hold positions which may substantially influence the attainment of Performance Goals. Employees designated as Key Employees for the Annual Bonus and/or Long Term Bonus purposes, may or may not, in the discretion of the Committee be eligible to earn Incentive Compensation under the other portion of this Plan and may or may not be eligible to earn Incentive Compensation in future years under any portion of this Plan.

     1.14  "Long Term Bonus" shall mean the amount of Incentive
Compensation which may be earned by a particular eligible Key
Employee for a particular Incentive Cycle.

     1.15  "Plan" shall mean this WesBanco, Inc. Key Executive
Incentive Plan, as amended and in effect from time to time and as interpreted and/or administratively supplemented by the Compensation Committee under the terms of this Plan from time to time.

     1.16 "Performance Goals" shall mean those goals, described in terms of financial results, operational achievements or individual objectives, or any combination thereof, to be achieved for Annual Bonus purposes, over a particular Fiscal Year or for Long Term Bonus purposes, over a particular Incentive Cycle, as may be set by the Compensation Committee to implement the Board's directions for that Fiscal year or Incentive Cycle, respectively.

     1.17 "Performance Levels" shall mean the relative level of achievement of Performance Goals. Performance Levels shall be set as Threshold for acceptable performance, Target for meeting expectations and Superior for exceeding expectations.

     1.18 "Retirement" shall mean the cessation of employment with the Company after fifteen (15) years of service.

     1.19 "Shares" shall mean one or more (as indicated) shares of Common Stock.

     1.20 "Stock Option" shall mean the right to purchase a share of Common Stock for the exercise price indicated on the date of grant of such Stock Option.

     1.21 "Unit" shall mean the smallest unit of measurement of Incentive Compensation opportunities and may be comprised of an amount of cash, one or more Shares or a combination of cash and Shares.

                               ARTICLE II
                               ----------
                             ADMINISTRATION
                             --------------
     2.1 Board of Directors. The Board of Directors shall have the authority and responsibility to determine from year to year whether Annual Bonus opportunities shall be available for the ensuing Fiscal Year and/or whether Long Term Bonus opportunities will be available for an Incentive Cycle. If the Board determines it appropriate to form an Incentive Cycle for Long Term Bonus purposes and/or to make Annual Bonus opportunities available for the ensuing Fiscal Year, the Board shall direct the Compensation Committee's attention to the results the Board believes important for the Company to achieve during that Incentive Cycle or Fiscal Year. With respect to results to be achieved, it is intended that the Board will give qualitative directions, generally providing priorities among the Company's several operations.

     2.2 Compensation Committee. The Compensation Committee shall have the authority and responsibility to:

          (a) adopt, amend and rescind rules and regulations relating to the Plan and its operation and administration;

          (b)  interpret the Plan;

          (c) execute and deliver documents deemed necessary to implement, operate or administer the Plan;

          (d)  set Performance Goals (Threshold, Target and
     Superior) for Key Executives with respect to a Fiscal Year and/or an Incentive Cycle;

          (e) determine which executive employees of the Company will be Key Executives participating in the Plan for a particular Fiscal Year and/or Incentive Cycle and, if applicable, determine whether an employee hired during a Fiscal Year or Incentive Cycle will be a Key Executive for that Fiscal Year and/or Incentive Cycle;

          (f)  determine the opportunity to earn Incentive
     Compensation to be provided to individuals deemed Key
     Executives for that Fiscal Year and/or Incentive Cycle, as applicable;

          (g) determine the compensation of Units for that Incentive Cycle;

          (h) set the amount of Incentive Compensation, expressed in dollars for Annual Bonus and Units for Long Term Bonus, which may be earned by each Key Executive for any Fiscal Year and/or Incentive Cycle at the respective Performance Levels;

          (i) determine whether Performance Levels have been met or exceeded for any Fiscal Year and/or Incentive Cycle on or before the seventy-fifth (75th) day after the last day of the last year of a particular Fiscal Year and/or Incentive Cycle and direct the commencement of installments of Long Term Bonus and the opportunity to Key Employees for further deferral of distributions;

          (j) determine whether Stock Options will be granted as of a particular time, and, if so, the number, term, Performance Goals and other terms and conditions applicable to those Stock Options;

          (k) consult with such accountants, attorneys, advisors or experts (in each case, who may also provide services to the Company) as the Committee shall deem appropriate;

          (l) take into account, to the extent the Committee deems appropriate in its sole judgment, extraordinary items and/or special circumstances which affected or may have affected the ability of one or more Key Executives to achieve Performance Goals with respect to any portion of the Plan and, to the extent deemed appropriate by the Committee, modify or waive any Performance Goal(s) or any term or condition of any previously made award;

          (m) delegate such ministerial functions relating to the Plan to such persons as the Compensation Committee may deem appropriate from time to time; and

          (n) take such other actions as the Committee shall determine necessary or appropriate to implement, operate or administer the Plan, including, but not limited to, taking into account special circumstances and determining whether to exercise the discretionary authority conferred on the Compensation Committee under this or other sections of the Plan.

The Compensation Committee shall have all discretion and authority necessary to perform each or any of the forgoing. Any determination made by the Compensation Committee shall be final and binding upon the Company and each and all employees, whether or not then participating in the Plan.

     2.3 Company Employees. Employees of the Company shall perform such ministerial functions as may be delegated to them by the Committee from time to time. No employee of the Company may exercise any judgment or discretion relating to the Plan, its implementation, operation or administration. For purposes of this Plan, in the event an employee's duties as an employee of the Company include, directly or indirectly, preparation or assistance in the preparation of all or any portion of a business plan, analysis, forecast or result which may be reviewed or used by the Board or the Committee in connection with the Plan shall not be deemed to have exercised discretion with respect to the Plan.

                            ARTICLE III
                            -----------
                        OPERATION OF THE PLAN
                        ---------------------
     3.1 Commencement of Annual Bonus and/or Long Term Bonus Opportunities. The Board of Directors shall inform the Compensation Committee whether Annual Bonus opportunities will be made available for a particular Fiscal Year and/or whether Long Term Bonus opportunities will be made available for an Incentive Cycle which will include that Fiscal Year. If Annual Bonus and/or Long Term Bonus opportunities are to be made available, the Board shall also inform the Compensation Committee of the results the Board believes important to be achieved during that Fiscal Year and/or Incentive Cycle.

     3.2   Implementation of Annual and/or Long Term Bonus
Opportunities. In the event it is informed that Annual Bonus or Long Term Bonus opportunities will be made available, the Compensation Committee shall promptly:

          (a) determine the number of Fiscal Years to be included in the Incentive Cycle;

          (b) determine the Performance Goals for Annual and Long Term Bonus purposes;

          (c)  determine which executive employees will be Key
     Executives eligible to participate in the Plan for the Fiscal Year for Annual Bonus and for the Incentive Cycle for
     Long Term Bonus Purposes;

          (d)  determine the composition of Units to denominate
     Incentive Compensation for Long Term Bonus purposes for that
     Incentive Cycle;

          (e)  establish Threshold, Target and Superior
     Performance Levels with respect to the Performance Goals for each Key Executive, expressed in dollars for Annual Bonus and Units for Long Term Bonus; and

          (f) determine the amount of Incentive Compensation opportunities for the respective Key Executives for Annual
     Bonus and Long Term Bonus purposes at the respective levels of achievement; and

          (g) communicate the foregoing to each Key Executive and prepare, execute and deliver, on behalf of and binding, upon the Company, such documents evidencing the foregoing as the Committee shall determine appropriate.

     3.3  Measurement of Performance.  No later than seventy-five
(75) days after the last day of the Fiscal Year measured for Annual Bonus purposes and of the last day of the last Fiscal Year in any Incentive Cycle, the Committee shall review such financial, performance or other information relating to the Company and the Performance Goals, including, but not limited to, extraordinary items and/or special circumstances, and shall determine whether the Performance Goals for that Fiscal Year and/or Incentive Cycle have been achieved and, if so, the Performance Level of achievement, respectively. From the Performance Level actually achieved, the Committee shall determine the amount in cash for Annual Bonus and/or the number of Units of Incentive Compensation, if any, distributable to any Key Executive. Except as provided in Section 5.3 of this Plan, no Incentive Compensation shall be distributed unless the Committee determines that no less than Threshold has been reached. In the event the level of achievement exceeds Threshold but is not exactly equal to Threshold, Target or Superior, the Committee shall interpolate between the amount or number of Units assigned to each such Performance Level for each Key Executive to determine the number of Units of Incentive Compensation distributable.

     3.4  Distribution of Incentive Compensation.

          (a) Annual Bonus. The amount of cash earned as Annual Bonus shall be paid in a single payment, net of applicable withholding for taxes, as soon as practicable after the amount is determined, provided, however, no Incentive Compensation as Annual Bonus shall be payable to a Key Employee who ceases to be an employee of the Company for any reason other than death or retirement prior to the distribution date.

          (b) Long Term Bonus. The amount of Incentive Compensation earned in any Incentive Cycle shall be distributed in three (3) substantially equal installments. The first installment shall be distributed within five (5) working days of the determination of performance under
     Section 3.3. The second installment with respect to an Incentive Cycle shall be distributable on the first business day of the calendar year next following the calendar year in which the first installment was paid and the third installment with respect to an Incentive Cycle shall be distributable on the anniversary of the second installment. The distribution of each installment of Incentive Compensation is contingent (in addition to the conditions set forth in Section 3.6) upon the employment with the
     Company of the Key Employee to whom such installment is due on the date the installment is distributable, provided, however, if a Key Employee ceases employment with the
     Company for reasons of his death, disability or Retirement,
     the condition of continued employment shall not apply.   In
     the event a Key Employee otherwise due an installment of Incentive Compensation is not an employee of the Company on the date such installment is distributable under this
     Section 3.4, that and any subsequently distributable installments shall be forfeited by that Key Employee and shall not be distributed to him or her at any time.

     3.5  Additional Conditions to the Distribution of Incentive
Compensation.

          (a) In Default. No Incentive Compensation shall be payable to any Key Executive with respect to a Fiscal Year or an Incentive Cycle if, as of the date distribution thereof is due under this Plan, the Company is in default under any instrument, indenture or agreement to which the Company is a party and by which the Company is bound.

          (b) Not an Employee. Except as provided in Article V, no Incentive Compensation shall be distributed to any Key Executive with respect to a Fiscal Year or an Incentive Cycle unless such Key Executive is an employee of the Company on the last business day of the last Fiscal Year in that Incentive Cycle.

     3.6  Withholding for Taxes from Incentive Compensation.
From each installment of Incentive Compensation, the Company shall withhold the amount required (as determined by the Company in good faith) to be withheld for applicable taxes and shall promptly remit the withheld amount to the appropriate taxing bodies. In the event that an installment will be paid in part in cash and in part in Shares of Common Stock, withholding shall be taken from the cash portion first. Withholding from the stock portion shall be accomplished in a manner not inconsistent with applicable securities laws as determined by the Company.

             3.7 Terms and Conditions of Stock Options. The Compensation Committee shall have authority and responsibility and all necessary discretion for granting Stock Options under this Plan and setting the terms and conditions of each grant to the extent not inconsistent with the terms of this Plan. Each grant and the terms and conditions of a grant of a Stock Option shall be evidenced by an option agreement between the Company and the person to whom such Stock Option has been granted. The Compensation Committee shall have the power and authority, which need not be exercised uniformly among all grants, to set the terms and conditions of each grant of Stock Options except that the following terms and conditions shall apply to all Stock Options granted hereunder:

     a.     Non-qualified Options.   All Stock Options granted
       under the Plan shall be non-qualified options, that is, Stock Options shall not be eligible for the tax treatment described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
     b. Exercise Price. Each Stock Option shall have a per Share exercise price equal to Fair Market Value as of the date the Stock Option is granted.
     c. Term of Options. Each Stock Option shall have a term not to exceed ten (10) years from the date of grant.
     d. Vesting Schedule. No Stock Option shall be immediately vested when granted. Each Stock Option shall be subject to a vesting schedule which vests such Stock Option over one or more Fiscal Years based on attainment of Performance Goals during such Fiscal Years. The vesting schedule may take into account exception performance in one or more years in determining vesting in other years. The number of Fiscal Years in a particular vesting schedule and the applicable Performance Goals shall be determined by the Compensation Committee.
     e. No Exercise After Termination of Employment. Except as provided in Article V, no Stock Option shall vest or be exercisable after a Key Employee ceases to be an employee of the Company.

     3.8 Exercise of Stock Options. To the extent then vested, Stock Options may be exercised in whole or in part at any time or from time to time prior to the expiration date of such Stock Option. The Stock Option shall be exercised by delivery to the Company of a written notice of exercise setting forth the number of Stock Options to be exercised and indicating which one or combination of the following methods shall be used to pay the aggregate exercise price:

     a.     cash;
     b. shares of Common Stock held by the Key Executive for more than six months prior to the relevant date; and/or
     c. "cashless" exercise or interim broker loan. In the event a cashless exercise or interim broker loan arrangement is intended, the arrangements made shall be to the satisfaction of the Compensation Committee in its sole and complete discretion.

Notwithstanding the notice of exercise and delivery of the exercise price, no certificates representing Shares of Common Stock shall be delivered to a Key Executive unless or until all applicable federal, state and local tax withholding and payroll taxes have been paid or appropriate arrangements satisfactory to the Committee made for payment or withholding. Any such withholding and payroll tax withholding obligations may be settled in cash paid by the Key Executive, reduction in the number of Shares of Common Stock issuable with respect to such exercise or a combination of the foregoing or any other reasonable means approved by the Compensation Committee.

                            ARTICLE IV
                            ----------
                AMENDMENT OR TERMINATION OF THE PLAN
                ------------------------------------
     The Board of Directors may, in its sole and complete discretion, terminate this Plan at any time or amend this Plan from time to time. No amendment shall adversely affect the rights of Key Employees hereunder with respect to then open Fiscal Years or Incentive Cycles or then outstanding Stock Options. Without the written consent of all Key Executives who had been provided an opportunity to earn Incentive Compensation during an open Fiscal Year or Incentive Cycle and/or had been granted a Stock Option, no amendment or termination shall affect the rights or those Key Executives to earn Incentive Compensation during open Fiscal Years or Incentive Cycles or to exercise Stock Options in accordance with their terms and each such opportunity shall be in full force and effect as if such amendment or termination had not taken place.

                               ARTICLE V
                               ---------
                         SPECIAL CIRCUMSTANCES
                         ---------------------

     5.1  Retirement or Disability.  In the event of a Key
Executive's Retirement or Disability:

          a. Each installment of Incentive Compensation earned for Incentive Cycles completed prior to the relevant event shall be paid to the Key Employee on the date such amounts would be distributable without regard to the Key Employee's Retirement or Disability and no installment shall be forfeited;

          b. the Compensation Committee may, in its discretion, permit the Key Executive to receive a pro rata portion of the cash as Annual Bonus or Units as Long Term Bonus which otherwise would have been distributable to such Key Executive with respect to an open Fiscal Year or Incentive Cycle if the Performance Level actually achieved as of the date of his or her termination of employment had continued for the remainder of the Incentive Cycle; and

          c. the Compensation Committee may, in its discretion, permit the exercise of any then outstanding Stock Option, to the extent then vested, for a period not to exceed two (2) years after such Retirement or Disability.

     5.2  Death.  In the event a Key Executive dies:

          a. Each installment of Incentive Compensation earned for a Fiscal Year or Incentive Cycles completed prior to the Key Employee's death shall be paid to his or her Beneficiary within one hundred twenty (120) days following the date of the Key Employee's death;

          b. the Compensation Committee may, in its discretion, permit the Key Executive's Beneficiary to receive a pro rata portion of the cash as Annual Bonus and/or Units as Long Term Bonus which otherwise would have been distributable to the Key Executive with respect to those open Fiscal Year and Incentive Cycles if the Performance Level actually achieved as of the date of his or her death had continued for the remainder of the Fiscal Year and/or Incentive Cycles; and

          c. the Compensation Committee may, in its discretion, permit the exercise of any then outstanding Stock Option, to the extent then vested, for a period not to exceed one (1) year after such Retirement or Disability.

     5.3 Change in Control. In the event that (i) any person or group acting in concert acquires, other than from the Company, 20% or more of the outstanding voting securities of the Company,
(ii) more than one third of the individuals comprising the Board at the beginning of an Incentive Cycle cease to be members of the Board of Directors during the Incentive Cycle (except a member who is replaced by a person nominated by the then Board shall not be considered under this subsection), (iii) the Company sells all or substantially all of its assets or (iv) such other event occurs which would constitute a change in control under rules promulgated by the Securities Exchange Commission:

          a. all Fiscal Year and/or Incentive Cycles then formed shall be deemed completed and the Performance Goals for each such period shall be deemed to be met at the greater of (i) Target or (ii) the level of achievement which would have been attained if actual performance to such time continued until the end of each such period;

          b. all Stock Options shall be deemed vested and completely exerciseable and all Performance Goals for each such Fiscal Year and/or Incentive Cycle shall be deemed met at the Superior Performance Level;

          c. all unpaid installments of Incentive Compensation earned in prior years shall be vested and distributable and, in the case of deferred installments, as if the deferral period elected by the Key Employee had been completed; and

          d. all Incentive Compensation of each Key Executive shall be distributed within ten (10) days of the happening of that event unless prior to the happening of the event giving rise to a change in control, such Incentive
     Compensation shall have been distributed.

     5.4 Cause. In the event the Compensation Committee determines that a Key Executive has committed an act constituting Cause, the Compensation Committee may, in its discretion, declare that the Key Executive has forfeited the right to receive any installment of any Incentive Compensation under this Plan for the Incentive Cycle, without regard to whether or not the Key Executive's employment has been terminated. Each agreement evidencing a Stock Option shall provide that such Stock Option, whether or not then vested, shall be void and no longer exerciseable upon the occurrence of a termination for cause.

                              ARTICLE VI
                              ----------
                             MISCELLANEOUS
                             -------------
     6.1 Non-Assignability. No right to Incentive Compensation which is or may be earned under this Plan shall be assignable or transferable by the Key Executive. During the life of the Key Executive, any distribution of Incentive Compensation made with respect to a Key Executive shall be made only to such Key Executive.

     6.2 Withholding Taxes. The Company shall have the right to withhold from any distribution to be made to a Key Executive under the terms of the Plan or with respect to an exercise of Stock Options an amount sufficient to satisfy the Company's obligations under any federal, state and local withholding tax requirements applicable to such distribution.

     6.3 No Right to Employment. Nothing in this Plan or any agreement entered into pursuant to it shall confer upon any Key Executive the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Key Executive.

     6.4 Non-Uniform Determinations. Since it is the intent of this Plan to reward extraordinary performance by the Key Executives, any determinations made by the Compensation Committee under this Plan (including without limitation determinations of Key Executives, Performance Goals, Units, Performance Levels and any other determination within the discretion of the Compensation Committee) need not be uniform and may be made by the Compensation Committee selectively among persons who receive, or are eligible to receive, Incentive Compensation under this Plan, whether or not such persons are similarly situated.

     6.5 No Continuing Right to Participate. A Key Executive shall not have any right to receive Incentive Compensation for an Incentive Cycle merely because he or she was granted an opportunity to earn Incentive Compensation for a prior Incentive Cycle. The right to participate in the Plan shall be subject to a new determination by the Compensation Committee each Incentive Cycle, and participation in the Plan during any one Incentive Cycle shall not confer any rights with respect to any subsequent Incentive Cycle.

     6.6 Unfunded Plan. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for distribution of any Incentive Compensation hereunder. No Key Executive or other person shall have any interest in any particular assets of the Company by reason of participation in this Plan. Key Executives (or their Beneficiaries, if applicable) shall have only the rights of a general unsecured creditor of the Company with respect to the Incentive Compensation payable under the Plan.

     6.7 Effect on Other Compensation Plans. Any amounts distributed to a Key Executive as an Incentive Compensation under this Plan shall be included, subject to limitations imposed under
Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, in the Key Executive's compensation for purposes of determining his or her benefits under any retirement plan or other employee benefit plan of the Company.

     6.8 Merger, Consolidation or Acquisition. The Plan shall be binding upon the Company, its assigns, and any successor Company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon a Key Executive, his or her Beneficiary, assigns, heirs, executors and administrators.

     6.9 Applicable Law. This Plan shall be governed by the laws of the State of West Virginia, without regard to its principles of conflicts of laws and to the extent not pre-empted by federal laws. Any provision of this Plan prohibited by the law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

     6.10 Captions. The captions of Articles and Sections of this Plan are for the convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

     6.11 Shares of Common Stock Reserved for Issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan shall be 150,000 shares and such number shall be adjusted as necessary or appropriate as determined by the Compensation Committee in the event of a substantial corporate event which affects the number of shares of Common Stock then outstanding.

     6.12 Compliance with Securities Laws. The Compensation Committee may hold certificates in connection with any distribution, attach legends to certificates, require representations for Key Executives (or Beneficiaries, if appropriate) and take such other actions (including, but not limited to, forming a subcommittee of the Compensation Committee comprised only of disinterested persons, as described above, to act in connection with the Plan) as the Committee deems necessary or advisable to ensure or enhance compliance by the Plan, the Company and all Key Executives with applicable federal and state securities laws.

TO RECORD THE adoption of this WesBanco, Inc. Key Executive
Incentive Bonus & Option Plan by the Board of Directors at a meeting duly called and held with a quorum present throughout, the Company has caused the execution hereof by its duly authorized officer on behalf of itself and each of its subsidiaries on the date indicated.


                                         WESBANCO, INC.

ATTEST:
                                         By: /s/ Edward M. George
/s/ Shirley A. Bucan
                                         Title:  President

                                         Date:  February 19, 1998

E.M. George                                                 [WesBanco Logo]
President and
Chief Executive Officer





                                  March 13, 1998







Dear Shareholder:

     You will find enclosed the Notice of Meeting, Proxy
Statement and Proxy for the Annual Meeting of Shareholders of Wesbanco, Inc., which will be held on Wednesday, April 15, 1998, at the McLure House Hotel, 1200 Market Street, Wheeling, West
Virginia, beginning at 4:00 p.m.

     Please review the enclosed material and complete, sign, date and return the Proxy Card regardless of whether you plan to attend the Annual Meeting, so that the matters coming before the meeting can be acted upon. Please note that the Proxy Card contains a block for you to check if you plan to attend the meeting in person.

     We look forward to meeting our shareholders and welcome the opportunity to discuss the business of your company with you.

                              Very truly yours,

                              /s/ Edward M. George

                              EDWARD M. GEORGE

EMG/mmr
Enclosure

                               WESBANCO, INC.
                        WHEELING, WEST VIRGINIA 26003
                                   PROXY
                        ANNUAL MEETING OF STOCKHOLDERS
                               APRIL 15, 1998

   The undersigned hereby constitutes and appoints Carter W. Strauss, Thomas
L. Thomas and John A. Welty, or any one of them, attorneys and proxies, with full power of substitution, to represent the undersigned at the annual meeting of the stockholders of Wesbanco, Inc., to be held at McLure House Hotel, 1200 Market Street, Wheeling, West Virginia, 26003, on Wednesday, April 15, 1998, at 4:00 p.m., and at any adjournments thereof, with full powers then possessed by the undersigned, and to vote, at that meeting, or any adjournment or adjournments thereof, all shares of stock which the undersigned would be entitled to vote if personally present, as follows:

                        (Continued on other side)

                      Please date, sign and mail your
                    proxy card back as soon as possible!

                      Annual Meeting of Shareholders
                               WESBANCO, INC.

                               April 15, 1998



 X  Please mark your votes as in this example.
---


(1) For the election to the Board of Directors, except as otherwise specified below, of the following nominees, or any one or more of them:


                      FOR  ______         WITHHELD  ______
NOMINEES:

     A. For a term of three years expiring at the annual stockholders meeting in 2001:

            James E. Altmeyer                    Roland L. Hobbs
            James C. Gardill                     J. Christopher Thomas
            Richard K. Riederer                  Stephen F. Decker
            Christopher V. Criss                 Eric Nelson


     B. For a term of one year expiring at the annual stockholders meeting in 1999:
            John R. Scheessele

with full authority to cumulate the votes represented by such shares and to distribute the same among the nominees in such manner and number as said attorneys and proxies, in their discretion, may determine.

(2) Proposed amendment to the Articles of Incorporation of the Corporation, as set forth in the Proxy Statement, for the purpose of increasing the authorized common stock of the Corporation which the Board of Directors may issue from 25,000,000 shares to 50,000,000 shares of $2.0833 par value common stock.

               FOR______       AGAINST______    ABSTAIN______

(3) Proposed Key Executive Incentive Bonus & Option Plan as set forth in Appendix A of the Proxy Statement.

               FOR_____        AGAINST______    ABSTAIN______

(4) In accordance with the judgment of the said attorneys and proxies upon such other matters as may be presented for consideration and action.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. AUTHORITY TO VOTE FOR THE ELECTION OF ANY OF THE NOMINEES LISTED ABOVE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.


I plan to attend the meeting. ______


SIGNATURE(S)

_______________________________(SEAL)


_______________________________(SEAL)

DATE   _________________, 1998


(Note: Please sign exactly as your name(s) appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, etc., give full title as such. If you are signing for someone else, you must send documentation with this Proxy, certifying your authority to sign. If stock is jointly owned, each joint owner should sign.)




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